UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2018

ORGANOGENESIS HOLDINGS INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-37906	98-1329150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Dan Road Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

(781) 575-0775

(Registrant’s telephone number, including area code)

Avista Healthcare Public Acquisition Corp.

65 East 55th Street, 18th Floor

New York, New York 10022

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act . ☐

Introductory Note

On December 10, 2018, Avista Healthcare Public Acquisition Corp., our predecessor company (“AHPAC”), consummated the previously announced business combination (the “Business Combination”) pursuant to that certain Agreement and Plan of Merger, dated as of August 17, 2018 (as amended, the “Merger Agreement”), by and among AHPAC, Avista Healthcare Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of AHPAC (“Merger Sub”) and Organogenesis Inc., a Delaware corporation (“Organogenesis”).

As a result of the Business Combination and the other transactions contemplated by the Merger Agreement, Merger Sub merged with and into Organogenesis, with Organogenesis surviving the merger (the ‘‘Merger’’). In addition, in connection with the Business Combination, and in accordance with Section 388 of the Delaware General Corporation Law and the Cayman Islands Companies Law (2018 Revision), AHPAC redomesticated as a Delaware corporation (the “Domestication”). After the Domestication, AHPAC changed its name to ‘‘Organogenesis Holdings Inc.’’.  We refer to AHPAC following the effectiveness of the domestication as ‘‘ORGO”. As a result of the Merger, Organogenesis became a wholly owned direct subsidiary of ORGO.

Unless the context otherwise requires, “we,” “us,” “our,” “the Company,” and “ORGO” will refer to Organogenesis Holdings Inc. and its subsidiaries. All references herein to the “Board” refer to the board of directors of ORGO.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On December 10, 2018, AHPAC, Avista Acquisition Corp., a Cayman Islands exempted company (“Sponsor”), Avista Capital Partners Fund IV L.P., a Delaware limited partnership and Avista Capital Partners Fund IV (Offshore), L.P., a limited partnership formed under the laws of Bermuda (collectively, the “PIPE Investors”) and certain holders of Organogenesis Common Stock (the “Restricted Stockholders”) entered into an Amended and Restated Registration Rights Agreement, in substantially the form that was provided by the Merger Agreement (the “Amended and Restated Registration Rights Agreement”), in respect of the shares of ORGO common stock and ORGO warrants issued to the Restricted Stockholders in connection with the Business Combination. The Restricted Stockholders (and their permitted transferees) are entitled to certain registration rights described in the Amended and Restated Registration Rights Agreement, including, among other things, customary registration rights, including demand and piggy-back rights, subject to cut-back provisions. ORGO will bear the expenses incurred in connection with the filing of any such registration statements, other than certain underwriting discounts, selling commissions and expenses related to the sale of shares.

The terms and provisions of the Amended and Restated Registration Rights Agreement are described in more detail in the Proxy (as defined below) in the section titled “The Merger Agreement and Related Agreements — Related Agreements — Amended and Restated Registration Rights Agreement”, which description is hereby incorporated by reference.

A copy of the Amended and Restated Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amended and Restated Registration Rights Agreement is qualified by reference thereto.

Stockholders Agreement

On December 10, 2018, the PIPE Investors, AHPAC and certain stockholders of Organogenesis common stock, par value $0.001 (“Organogenesis Common Stock”) entered in to that certain Stockholders Agreement, dated as of December 10, 2018 (the “Stockholders Agreement”) whereby, among other things, the PIPE Investors are provided the right to designate one director nominee and one observer to the AHPAC Board.  Pursuant to the terms of the Stockholders Agreement at any time that and for so long as the PIPE Investors collectively own at least 7.5% of the outstanding shares of capital stock of ORGO that are then entitled to vote generally in the election of directors, certain rights accrue to the PIPE Investors. Those rights include the right to designate one individual for election to ORGO’s board of directors, which individual shall be included as part of ORGO’s slate of directors, and the right to have one person designated by the PIPE Investors to attend all meetings of the ORGO board of directors and any committees thereof as an observer, with such observer to receive the materials relevant to such meeting as provided to the directors of ORGO or members of the applicable committee. The terms of the Stockholders Agreement also provide the PIPE Investors certain customary rights to receive information about ORGO, including information necessary to assist the PIPE Investors in preparing its tax returns, customary rights to examine the books and records of ORGO and request copies of financial statements and other corporate documents and correspondences.

A copy of the Stockholders Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Stockholders Agreement is qualified by reference thereto.

Controlling Stockholders Agreement

On December 10, 2018, ORGO and Alan A. Ades, Albert Erani and Glenn H. Nussdorf, members of the ORGO board of directors, together with Dennis Erani, Starr Wisdom and certain of their respective affiliates (collectively, the “Controlling Entities”) entered into a Controlling Stockholders Agreement (the “Controlling Stockholders Agreement”).  The Controlling Stockholders Agreement, among other things, provides the Controlling Entities with the right to nominate an aggregate of four directors to the ORGO board of directors, with two directors to be designated by Alan A. Ades, one director to be designated by Albert Erani and one director to be designated by Glenn H. Nussdorf. The nomination rights shall exist for so long as each individual (or, in the case of Albert Erani, collectively with Dennis Erani) beneficially owns at least 7.5% of the outstanding shares of common stock of ORGO. The Controlling Entities will also agree to vote their shares of ORGO common stock in support of such nominees, and will appoint each of Alan A. Ades, Albert Erani and Glenn H. Nussdorf as his or her attorney-in-fact in connection with the matters contemplated by the Controlling Stockholders Agreement.

A copy of the Controlling Stockholders Agreement is filed with this Current Report on Form 8-K as Exhibit 10.36 and is incorporated herein by reference, and the foregoing description of the Controlling Stockholders Agreement is qualified by reference thereto.

Indemnification Agreements

In connection with the closing of the Business Combination, we entered into Indemnification Agreements with each of our directors and executive officers.  These indemnification agreements require ORGO, among other things, to indemnify each such director or officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts, incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or officers.

A copy of the form of Indemnification Agreement for Officers and Directors is filed with this Current Report on Form 8-K as Exhibit 10.33 and is incorporated herein by reference, and the foregoing description of the Indemnification Agreement is qualified by reference thereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. The material terms and conditions of the Merger Agreement are described on pages 121 to 130 of the Company’s definitive joint proxy statement/prospectus dated November 30, 2018 (the “Proxy”) in the section entitled “The Merger Agreement and Related Agreements,” which is incorporated herein by reference.

On December 10, 2018, the Business Combination was approved by the shareholders of AHPAC at the Extraordinary General Meeting (the “Meeting”). At the Meeting 5,812,500 shares of AHPAC’s common stock were voted in favor of the proposal to approve the Business Combination, no shares of AHPAC’s common stock were voted against that proposal, holders of no shares of AHAPC’s common stock abstained and broker non-votes totaled no shares.

Subject to the terms and conditions of the Merger Agreement, at the time of the filing of the Certificate of Merger with the Secretary of State of Delaware (the “Effective Time”), each share of Organogenesis Common Stock issued and outstanding immediately prior to the effective time of the Merger was automatically cancelled, extinguished and converted, into the right to receive 2.03 shares (the “Exchange Ratio”) of validly issued, fully paid in and nonassessable shares of Class A common stock, par value $0.0001 per share, of AHPAC (after giving effect to the Domestication) (“AHPAC Common Stock”).

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each warrant to acquire shares of Organogenesis Common Stock (the “Organogenesis Warrants”) outstanding and unexercised immediately prior to the Effective Time (other than Organogenesis Warrants that expired or were deemed automatically net exercised immediately prior to the effective time according to their terms as of the date of the Merger Agreement as a result of the transactions contemplated by the Merger Agreement) was cancelled and each holder thereof instead has the right to receive from AHPAC a new warrant for shares of AHPAC Common Stock (each, a “Replacement Warrant”). Each Replacement Warrant has, and is subject to, substantially the same terms and conditions set forth in the Organogenesis Warrants, except that: (i) the number of shares of AHPAC Common Stock (after giving effect to the Domestication) which can be purchased with each Replacement Warrant is equal to a number of shares equal to (as rounded down to the nearest whole number) (A) the number of shares of Organogenesis Common Stock that the Organogenesis Warrant entitled the holder thereof to acquire immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio; and (ii) the exercise price for each Replacement Warrant is equal to (as rounded up to the nearest whole cent) (A) the exercise price of the Organogenesis Warrant (in U.S. Dollars), divided by (B) the Exchange Ratio.

Subject to the terms and conditions of the Merger Agreement, each outstanding option to acquire shares of Organogenesis Common Stock (the “Organogenesis Options”) (whether vested or unvested) was assumed by AHPAC and automatically converted into an option to purchase shares of AHPAC Common Stock (each, an “Assumed Option”).  Each Assumed Option: (i) has the right to acquire a number of shares of AHPAC Common Stock equal to (as rounded down to the nearest whole number) the product of (A) the number of shares of Organogenesis Common Stock which the Organogenesis Option had the right to acquire immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio; (ii) has an exercise price equal to (as rounded up to the nearest whole cent) the quotient of (A) the exercise price of the Organogenesis Option (in U.S. Dollars), divided by (B) the Exchange Ratio; (iii) is subject to the same vesting schedule as the applicable Organogenesis Option; and (iv) will be administered by the Board or a committee thereof.

The Business Combination was completed on December 10, 2018.

FORM 10 INFORMATION

Prior to the closing of the Business Combination (the “Closing”), AHPAC was a shell company with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, ORGO became a holding company whose assets primarily consist of interests in Organogenesis. The following information, pursuant to Item 2.01(f) of Form 8-K, is provided about the business of ORGO following the consummation of the Business Combination.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward looking statements. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for ORGO’s business. Specifically, forward-looking statements may include statements relating to:

•                  the benefits of the Business Combination;

•                  the future financial performance of ORGO following the Business Combination;

•                  changes in the market for ORGO’s products and services;

•                  expansion plans and opportunities; and

•                  other statements preceded by, followed by or that include the words “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements are based on information available as of the date hereof and ORGO’s management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing ORGO views as of any subsequent date. ORGO does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, ORGO actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•                  the outcome of any legal proceedings that may be instituted against us in relation to the Business Combination and related transactions;

•                  the inability to list ORGO Class A common stock on NASDAQ;

•                  the risk that the proposed Business Combination disrupts current plans and operations of Organogenesis as a result of the announcement and consummation of the Business Combination;

•                  the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees;

•                  costs related to the Business Combination;

•                  the announcement or introduction of new products by ORGO competitors;

•                  failure of government health benefit programs and private health plans to cover ORGO’s products or to timely and adequately reimburse the users of ORGO’s products;

•                  the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability to integrate Organogenesis and AHPAC’s businesses, and the ability of the combined business to grow and manage growth profitably; costs related to the Business Combination;

•                  changes in applicable laws or regulations;

•                  the inability to launch new ORGO products or to profitably expand into new markets;

•                  the possibility that ORGO may be adversely affected by other economic, business, and/or competitive factors; and

•                  other risks and uncertainties indicated herein, including those described in the section entitled “Risk Factors” beginning on page 35 of the Proxy.

Business

The business of ORGO is described in the Proxy in the section entitled “Information About Organogenesis” beginning on page 172 and is incorporated herein by reference.

Risk Factors

The risk factors related to ORGO’s business, operations and industry and ownership of our common stock are described in the section entitled “Risk Factors” beginning on page 35 of the Proxy and is incorporated herein by reference.

Selected Financial Information

Selected Historical Financial Information

The sections titled “Selected Historical Financial Information of AHPAC” and “Organogenesis Selected Consolidated Historical Financial and Other Information” on pages 132 through 136 of the Proxy are incorporated herein by reference.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The section titled “Unaudited Pro Forma Condensed Combined Financial Information” on pages 139 through 150 of the Proxy are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The sections titled “AHPAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 166 of the Proxy and “Organogenesis Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 208 of the Proxy are incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of ORGO’s common stock upon the closing of the Business Combination by:

•       each person who is known by ORGO to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock;

•       each of ORGO’s current officers and directors; and

•       all executive officers and directors of ORGO, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, ORGO believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

ORGO has based its calculation of the percentage of beneficial ownership on 91,989,961 shares of its common stock outstanding on December 10, 2018 after giving effect to the Business Combination.

	Beneficial Ownership
Name and Address of Beneficial Owner(1)	Number of Shares	%
Organo PFG and affiliated entities(2)	34,986,622	38.0%
Avista Capital Partners IV, L.P. and affiliated entities(3)	15,561,473	16.9
Controlling Entities(4)	67,846,723	73.4
Gary S. Gillheeney, Sr.(5)	3,077,219	3.2
Alan A. Ades(6)	44,466,394	48.3
Maurice Ades	—	—
Albert Erani(7)	38,654,337	42.0
Arthur S. Leibowitz	—	—
Wayne Mackie	—	—
Glenn H. Nussdorf(8)	14,838,663	16.1
Joshua Tamaroff	—	—
Timothy M. Cunningham(9)	223,848	*
Patrick Bilbo(10)	381,640	*
Lori Freedman(11)	16,240	*
Brian Grow(12)	87,271	*
Antonio S. Montecalvo(13)	98,488	*
Howard Walthall(14)	166,910	*
All directors and executive officers as a group (14 individuals)(15)	67,024,388	69.6

*       Less than one percent.

(1)              Unless otherwise indicated, the business address of each of the individuals is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, Massachusetts 02021.

(2)              Consists of (i) 32,134,638 shares of ORGO Class A common stock held by Organo PFG LLC and (ii) 2,851,984 shares of ORGO Class A common stock held by Organo Investors LLC. Alan A. Ades and Albert Erani are managing members of Organo PFG LLC and managers of Organo Investors LLC and they share voting and investment power over the shares of ORGO Class A common stock held by each entity. Each of Mr. Ades and Mr. Erani disclaim beneficial ownership of the shares of ORGO Class A common stock held by each of Organo PFG LLC and Organo Investors LLC, except to the extent of his pecuniary interest therein. The address of each of the foregoing is c/o A&E Stores, Inc., 1000 Huyler Street, Teterboro, NJ 07608.

(3)              Excludes 2,050,000 shares of ORGO Class A common stock which may be purchased by exercising warrants at an exercise price of $11.50 which become exercisable 30 days after consummation of the Business Combination. Avista Capital Managing Member IV, LLC exercises voting and dispositive power over the shares held by the PIPE Investors. Voting and disposition decisions at Avista Capital Managing Member IV, LLC are made by an investment committee, the members of which are Thompson Dean, David Burgstahler, Robert Girardi and Sriram Venkataraman. None of the foregoing persons has the power individually to vote or dispose of any shares; however, Messrs. Dean and Burgstahler have veto rights over the voting and disposition of any shares. Mr. Dean and Mr. Burgstahler each disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest. The address of each of the foregoing is c/o Avista Capital Partners, 65 E. 55th Street, 18th Floor, New York, New York 10022.

(4)              Alan A. Ades, Albert Erani, Glenn H. Nussdorf, Dennis Erani, Starr Wisdom and certain of their respective affiliates, including Organo PFG LLC, Organo Investors LLC, Dennis Erani 2012 Issue Trust, Alan Ades as Trustee of the Alan Ades 2014 GRAT, Albert Erani Family Trust dated 12/29/2012, GN 2016 Family Trust u/a/d August 12, 2016 and GN 2016 Organo 10-Year GRAT u/a/d September 30, 2016, who we refer to collectively as the Controlling Entities, are expected to control a majority of the voting power of ORGO’s outstanding ORGO Class A common stock after completion of the business combination. The Controlling Entities intend to report that they hold their shares of our stock as part of a group and, after the closing of the offering, the Controlling Entities will be deemed a group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) for the purposes of reporting beneficial ownership of ORGO’s securities.

(5)              Consists of 3,077,219 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. The address of Mr. Gillheeney is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, MA 02021.

(6)              Consists of (i) 7,989,993 shares of ORGO Class A common stock, (ii) 1,489,779 shares of ORGO Class A common stock held by Alan Ades as Trustee of the Alan Ades 2014 GRAT, (iii) 32,134,638 shares of ORGO Class A common stock held by Organo PFG LLC and (iv) 2,851,984 shares of ORGO Class A common stock held by Organo Investors LLC. Mr. Ades exercises voting and investment power over the shares of ORGO Class A common stock held by Alan Ades as Trustee of the Alan Ades 2014 GRAT, Organo PFG LLC and Organo Investors LLC. Mr. Ades disclaims beneficial ownership of the shares of ORGO Class A common stock held by each of Alan Ades as Trustee of the Alan Ades 2014 GRAT, Organo PFG LLC and Organo Investors LLC, except to the extent of his pecuniary interest therein. The address of each of the foregoing is c/o A&E Stores, Inc., 1000 Huyler Street, Teterboro, NJ 07608.

(7)              Consists of (i) 936,516 shares of ORGO Class A common stock, (ii) 2,731,199 shares of ORGO Class A common stock held by the Albert Erani Family Trust dated 12/29/2012, (iii) 32,134,638 shares of ORGO Class A common stock held by Organo PFG LLC and (iv) 2,851,984 shares of ORGO Class A common stock held by Organo Investors LLC. Mr. Erani exercises voting and investment power over the shares of ORGO Class A common stock held by each of the Albert Erani Family Trust dated 12/29/2012, Organo PFG LLC and Organo Investors LLC. Mr. Erani disclaims beneficial ownership of the shares of ORGO Class A common stock held by each of the Albert Erani Family Trust dated 12/29/2012, Organo PFG LLC and Organo Investors LLC, except to the extent of his pecuniary interest therein. The address of each of the foregoing is c/o A&E Stores, Inc., 1000 Huyler Street, Teterboro, NJ 07608.

(8)              Consists of (i) 2,658,663 shares of ORGO Class A common stock, (ii) 1,167,250 shares of ORGO Class A common stock held by GN 2016 Family Trust u/a/d August 12, 2016 and (iii) 11,012,750 shares of ORGO Class A common stock held by GN 2016 Organo 10-Year GRAT u/a/d September 30, 2016. Mr. Nussdorf exercises voting and investment power over the shares of ORGO Class A common stock held by each of GN 2016 Family Trust u/a/d August 12, 2016 and GN 2016 Organo 10-Year GRAT u/a/d September 30, 2016. Mr. Nussdorf disclaims beneficial ownership of the shares of ORGO Class A common stock held by each of GN 2016 Family Trust u/a/d August 12, 2016 and GN 2016 Organo 10-Year GRAT u/a/d September 30, 2016, except to the extent of his pecuniary interest therein. The address of each of the foregoing is 35 Sawgrass Drive, Bellport, NY 11713.

(9)              Consists of 223,848 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. The address of Mr. Cunningham is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, MA 02021.

(10)       Consists of (i) 121,800 shares of ORGO Class A common stock and (ii) 259,840 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. The address of Mr. Bilbo is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, MA 02021.

(11)       Consists of 16,240 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. The address of Ms. Freedman is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, MA 02021.

(12)       Consists of (i) 1,462 shares of ORGO Class A common stock and (ii) 85,809 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. The address of Mr. Grow is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, MA 02021.

(13)       Consists of (i) 8,482 shares of ORGO Class A common stock and (ii) 90,006 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. The address of Mr. Montecalvo is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, MA 02021.

(14)       Consists of 166,910 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. The address of Mr. Walthall is c/o Organogenesis Holdings Inc., 85 Dan Road, Canton, MA 02021.

(15)       Consists of (i) 63,104,516 shares of ORGO Class A common stock and (ii) 3,919,872 shares of ORGO Class A common stock underlying stock options that are exercisable as of December 10, 2018 or will become exercisable within 60 days after such date. As to disclaimers of beneficial ownership, see footnotes (10), (11) and (12) above.

Directors and Executive Officers

ORGO’s directors and executive officers are as follows:

On December 10, 2018, Messrs. Gary Gillheeney, Sr., Alan A. Ades, Maurice Ades, Albert Erani, Arthur S. Leibowitz, Wayne Mackie, Glenn H. Nussdorf and Joshua Tamaroff were elected by AHPAC’s shareholders to serve as directors effective upon consummation of the Business Combination. Messrs. Gillheney, Ades, Ades, Erani, Leibowitz, Mackie, Nussdorf and Tamaroff were elected to serve until the Company’s annual meeting of stockholders in 2019. The size of the Board is eight members. Biographical information for these individuals is set out in the Proxy in the section entitled “Management After the Business Combination” beginning on page 239, which is incorporated herein by reference.

The Board appointed Messrs. Leibowitz, Mackie and Tamaroff to serve on the Audit Committee, with Mr. Leibowitz serving as its Chairman.

In connection with the consummation of the Business Combination, on December 10, 2018, Gary S. Gillheeney, Sr. was appointed President and Chief Executive Officer; Timothy M. Cunningham was appointed Chief Financial Officer; Patrick

Bilbo was appointed Chief Operating Officer; Lori Freedman was appointed Vice President and General Counsel; Brian Grow was appointed Chief Commercial Officer; Antonio S. Montecalvo was appointed Vice President, Health Policy and Contracting; and Howard Walthall was appointed Executive Vice President, Strategy and Market Development. Biographical information for these individuals is set out in the Proxy in the section entitled “Management After the Business Combination” beginning on page 239, which is incorporated herein by reference.

Executive Compensation

The information in the section titled “Management After the Business Combination” beginning on page 239 of the Proxy is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The information in the section titled “Certain Relationships and Related Transactions” beginning on page 263 of the Proxy is incorporated herein by reference.

Legal Proceedings

ORGO is party to certain legal actions arising out of the normal course of its business. In management’s opinion, none of these actions will have a material effect on the Company’s operations, financial condition or liquidity.

Price Range of Securities and Dividends

As of December 10, 2018, ORGO’s common stock and warrants are listed on NASDAQ under the symbols “ORGO” and “ORGOW,” respectively.

Prior to the closing of the Business Combination, AHPAC’s units, common stock and warrants traded on NASDAQ under the symbols “AHPAU,” “AHPA,” and “AHPAW”.  On November 2, 2018, NASDAQ issued a delisting notice in respect of the AHPAC units, AHPAC Class A ordinary shares and AHPAC warrants to purchase Class A ordinary shares to AHPAC. On November 9, 2018, AHPAC submitted a request for an oral hearing before the Hearings Panel to appeal the delisting determination pursuant to the procedures set forth in the NASDAQ rules. That hearing is scheduled to take place on December 13, 2018.

The information in the section titled “Price Range of Securities and Dividends” on page 276 of the Proxy is incorporated herein by reference.

Holders of Record

As of December 10, 2018, after giving effect to the Business Combination, there were approximately 90 holders of record of ORGO’s common stock, approximately 50 holders of record of ORGO’s public warrants, and 2 holders of record of ORGO’s private placement warrants.

Dividends

ORGO has not paid any cash dividends on its common stock to date. It is the present intention of ORGO to retain any earnings for use in its business operations and, accordingly, ORGO does not anticipate the Board declaring any dividends in the foreseeable future.

Description of Registrant’s Securities to be Registered

The information in the section titled “Description of Securities” beginning on page 246 of the Proxy is incorporated herein by reference.

Indemnification of Directors and Officers

The section entitled “Indemnification Agreements” included in Item 1.01 above and the information in Part II, Item 20 of the

Proxy is incorporated herein by reference.

Financial Statements and Supplementary Data

The information on pages F-37 through F-151 of the Proxy is incorporated herein by reference. The information set forth in Item 9.01 hereof is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

The disclosures contained in Items 2.01 and 9.01 of this Report are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On December 10, 2018, in connection with the consummation of the Business Combination, AHPAC was redomesticated from the Cayman Islands to the State of Delaware. The material terms of the Company’s Certificate of Incorporation and Bylaws and the general effect upon the rights of holders of the Company’s common stock are included in the section entitled “Comparison of Corporate Governance and Shareholder Rights” beginning on page 261 of the Proxy, which is incorporated herein by reference.

Copies of the Certificate of Incorporation and Bylaws of the Company are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 4.01 Change in the Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On December 10, 2018, the Audit Committee approved the dismissal of Marcum LLP (“Marcum”) as our independent registered public accounting firm. We communicated to Marcum the Board’s decision on December 11, 2018. The reports of Marcum on our financial statements as of and for the two most recent fiscal years (ended December 31, 2017 and December 31, 2016) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During our two most recent fiscal years (ended December 31, 2017 and December 31, 2016) and the subsequent interim period through December 10, 2018, there were no disagreements between us and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its report on our financial statements for such years.

During our two most recent fiscal years (ended December 31, 2017 and December 31, 2016) and the subsequent interim period through December 10, 2018, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

We have provided Marcum with a copy of the foregoing disclosures and have requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us set forth above. A copy of Marcum’s letter, dated December 11, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of new independent registered public accounting firm

On December 10, 2018, the Board approved the engagement of RSM US LLP (“RSM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2018, effective December 10, 2018. During our two most recent fiscal years (ended December 31, 2017 and December 31, 2016) and the subsequent interim period through December 10, 2018, neither we, nor anyone on our behalf consulted with RSM, on behalf of us, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on our financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01 Changes in Control of the Registrant.

The disclosure set forth under “Introductory Note” and “Item 2.01 Completion of Acquisition or Disposition of Assets” above is incorporated in this Item 5.01 by reference.

Immediately after giving effect to the Business Combination, there were approximately 91,989,961 million shares of common stock of ORGO outstanding. As of such time, the Controlling Entities held approximately 73% of the outstanding shares of common stock of ORGO.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Information with respect to the Company’s directors and executive officers immediately before and after the consummation of the Business Combination is set forth in the Proxy in the section entitled “Management After the Business Combination” beginning on page 239, which is incorporated herein by reference. Each of the directors and executive officers of AHPAC resigned, effective December 10, 2018, concurrent with the closing of the Business Combination. Concurrent with the closing of the Business Combination, Mr. Gary S. Gillheeny, Sr., Mr. Alan A. Ades, Mr. Maurice Ades, Mr. Albert Erani, Mr. Arthur S. Leibowitz, Mr. Wayne Mackie, Mr. Glenn H. Nussdorf and Mr. Joshua Tamaroff were appointed to the Board.

The information set forth under “Item 2.01 Completion of Acquisition or Disposition of Assets—Directors and Executive Officers,” “— Executive Compensation” and “— Director Compensation” of this Current Report on Form 8-K is incorporated herein by reference.

2018 Equity Incentive Plan

At the Meeting, the shareholders of AHPAC considered and approved the 2018 Equity and Incentive Plan ( the “2018 Equity Incentive Plan”) and reserved 9,198,996 shares of common stock for issuance thereunder.  The 2018 Equity Incentive Plan was previously approved, subject to stockholder approval, by the board of directors on November 28, 2018.  The 2018 Equity Incentive Plan became effective immediately upon the closing of the Business Combination.

The information set forth in the section entitled “Proposal No. 13 — The Management Incentive Plan Proposal” beginning on page 291 of the Proxy is incorporated herein by reference and the 2018 Equity Incentive Plan is filed as Exhibit 10.30 hereto.

Offer Letters

As a result of the Business Combination, ORGO (through its subsidiary, Organogenesis) is now party to employment or employment letter agreements with each of ORGO’s executive officers: Gary S. Gillheeney, Sr., President and Chief Executive Officer, Timothy M. Cunningham, Chief Financial Officer, Patrick Bilbo, Chief Operating Officer, Lori Freedman, Vice President and General Counsel, Brian Grow, Chief Commercial Officer, Antonio S. Montecalvo, Vice President, Health Policy and Contracting and Howard Walthall, Executive Vice President, Strategy and Market Development.  These agreements generally provide for at-will employment and set forth the executive officer’s initial base salary, bonus target, severance eligibility and eligibility for other employment benefits.  The information set forth in the section entitled “Executive Compensation” beginning on 237 of the Proxy is incorporated herein by reference and the agreements are filed as Exhibits 10.13, 10.14, 10.15, 10.16, 10.17, 10.18 and 10.19 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K, “Material Modification to Rights of Security Holders” above is incorporated in this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 10, 2018, in connection with the closing of the Business Combination, the Board approved and adopted an

Amended and Restated Code of Ethics and Conduct (the “Code of Ethics and Conduct”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The Code of Ethics and the Code of Conduct replaced the Code of Ethics of AHPAC (the “AHPAC Code of Ethics”), which was previously adopted by AHPAC in connection with its initial public offering in October 2016.   The Code of Ethics and Conduct is filed with this Current Report on Form 8-K as Exhibits 10.35 and is incorporated herein by reference and the foregoing description of the Code of Ethics and Conduct is qualified by reference thereto.  The Code of Ethics and Conduct makes certain changes to the AHPAC Code of Ethics including the addition of a more comprehensive confidentiality policy, a provision regarding the protection and proper use of assets and more detailed provisions regarding limitations on business gifts and entertainment and use of social media.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, which fulfilled the definition of an “initial business combination” as required by AHPAC’s organizational documents, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the section entitled “The Business Combination” beginning on page 95 of the Proxy, and is incorporated herein by reference.

Item 8.01 Other Events.

On December 10, 2018, ORGO issued a press release announcing the consummation of the Business Combination.  A copy of the press release is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of the business acquired

The consolidated financial statements of Organogenesis and its subsidiaries as of December 31, 2017 and 2016 and for the years ended December 31, 2017 and 2016 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The financial statements of Organogenesis and its subsidiaries for the nine months ended September 30, 2018 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The financial statements of the Nutech Medical Target Business as of December 31, 2016 and for the year ended December 31, 2016 is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information

Certain pro forma financial of ORGO is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(c)     Exhibits

Exhibit Index

Exhibit No.	Exhibit

2.1

Agreement and Plan of Merger dated as of March 18, 2017 by and among Organogenesis Inc., Prime Merger Sub, LLC, Nutech Medical, Inc., Howard P. Walthall, Jr., Gregory J. Yager, Kenneth L. Horton and Kenneth L. Horton, as representative

3.1	Certificate of Incorporation of ORGO

3.2	Bylaws of ORGO

4.1	Replacement Common Stock Purchase Warrant issued to Massachusetts Capital Resource Company on November 3, 2010

4.2	Replacement Common Stock Purchase Warrant issued to Life Insurance Community Investment Initiative, LLC on November 3, 2010

10.1

Amended and Restated Registration Rights Agreement dated as of December 10, 2018 among ORGO, Avista Acquisition Corp., Avista Capital Partners Fund IV L.P., Avista Capital Partners Fund IV (Offshore), L.P., and certain holders of Organogenesis Common Stock

10.2

Stockholders Agreement dated as of December 10, 2018 among ORGO, Avista Capital Partners Fund IV L.P., Avista Capital Partners Fund IV (Offshore), L.P., and certain holders of Organogenesis Common Stock

10.3†

License and Services Agreement, dated as of September 14, 2011, by and between Organogenesis Inc. and Net Health Systems, Inc., as amended by that certain First Amendment dated as of March 31, 2013, Second Amendment dated as of July 22, 2014, Third Amendment dated as of March 13, 2015 and Fourth Amendment dated as of August 17, 2017

10.4	Lease dated as of January 1, 2013 by and between Organogenesis Inc. and 65 Dan Road SPE, LLC

10.5	Lease dated as of January 1, 2013 by and between Organogenesis Inc. and 85 Dan Road Associates, LLC

10.6	Lease dated as of January 1, 2013 by and between Organogenesis Inc. and Dan Road Equity I, LLC

10.7	Lease dated as of January 1, 2013 by and between Organogenesis Inc. and 275 Dan Road SPE, LLC

10.8	Lease Agreement dated as of March 6, 2017 by and between Organogenesis Inc. and ARE-10933 North Torrey Pines, LLC

10.9

Sublease Agreement dated as of March 18, 2014 by and between Organogenesis Inc. and Shire Holdings US AG, as amended by that certain First Amendment to Sublease dated as of January 13, 2017, as amended by that certain Second Amendment to Sublease dated as of January 25, 2017

10.10

Lease Agreement, dated as of June 5, 2012, by and between Organogenesis Switzerland GmbH and Stiftung Regionales Gründerzentrum Reinach, as amended by that certain Supplement No. 1 dated May 9, 2017 and that certain Supplement No. 2 dated May 9, 2017

10.11	Lease Agreement, dated as of January 1, 2014, by and between Oxmoor Holdings, LLC and Prime Merger Sub, LLC (as successor-in-interest to Nutech Medical, Inc.)

10.12

Standard Industrial/Commercial Multi-Tenant Lease—Net, dated as of March 7, 2011, by and among Liberty Industrial Park and Organogenesis Inc., as amended by that certain First Amendment dated as of April, 2013, Second Amendment dated as of April 19, 2015, and Third Amendment dated as of March 9, 2017

10.13‡	Amended and Restated Key Employee Agreement dated as of February 1, 2007 by and between Organogenesis Inc. and Gary Gillheeney

10.14‡	Employee Letter Agreement dated as of February 14, 2017 by and between Organogenesis Inc. and Patrick Bilbo

10.15‡	Employee Letter Agreement dated as of July 15, 2016 by and between Organogenesis Inc. and Timothy Cunningham

10.16‡	Employee Letter Agreement dated as of February 14, 2017 by and between Organogenesis Inc. and Antonio Montecalvo

10.17‡	Employee Agreement dated as of March 18, 2017 by and between Organogenesis Inc. and Howard P. Walthall, Jr., as amended by that certain First Amendment dated as of October 10, 2017

10.18‡	Employee Letter Agreement dated as of January 19, 2018 by and between Organogenesis Inc. and Lori Freedman

10.19‡	Employee Letter Agreement dated as of May 9, 2017 by and between Organogenesis Inc. and Brian Grow

10.20	Separation Agreement dated as of March 4, 2015 by and between Organogenesis Inc. and Geoff MacKay

10.21	Secured Promissory Note dated November 17, 2010 issued by Geoff MacKay and payable to Organogenesis Inc.

10.22	Secured Promissory Note dated July 1, 2011 issued by Geoff MacKay and payable to Organogenesis Inc.

10.23	Secured Promissory Note dated July 3, 2012 issued by Geoff MacKay and payable to Organogenesis Inc.

10.24

Credit Agreement dated as of March 21, 2017 by and among Organogenesis Inc., the Lenders party thereto and Silicon Valley Bank, as Administrative Agent, Issuing Lender and Swingline Lender, as amended by that certain Joinder, Assumption and First Amendment to Credit Agreement dated as of March 24, 2017, as amended by that certain Second Amendment to Credit Agreement and Amendment to Guarantee and Collateral Agreement dated as of August 10, 2017, as amended by that certain Third Amendment to Credit Agreement dated as of November 7, 2017, as amended by that certain Waiver and Fourth Amendment to Credit Agreement dated as of February 9, 2018, as amended by that certain Fifth Amendment to Credit Agreement dated as of April 5, 2018, as amended by that certain Forbearance and Sixth Amendment to Credit Agreement dated as of May 23, 2018, as amended by that certain Consent dated August 17, 2018, as amended by that certain Seventh Amendment to Credit Agreement and Amendment to Consent Agreement dated as of October 31, 2018

10.25	Master Lease Agreement dated as of April 28, 2017 by and among Organogenesis Inc., Prime Merger Sub, LLC and Eastward Fund Management, LLC

10.26	Consent Regarding Subordination Agreement dated as of December 15, 2017, by and between Silicon Valley Bank, Eastward Fund Management, LLC, Organogenesis Inc. and Prime Merger Sub, LLC

10.27‡	2003 Stock Incentive Plan, as amended

10.28‡	Form of Incentive Stock Option Agreement under the 2003 Stock Incentive Plan

10.29‡	Form of Non-Statutory Stock Option Agreement under the 2003 Stock Incentive Plan

10.30‡	2018 Equity Incentive Plan

10.31‡	Form of Incentive Stock Option Agreement under the 2018 Equity Incentive Plan

10.32‡	Form of Non-Statutory Stock Option Agreement under the 2018 Equity Incentive Plan

10.33‡	Form of Indemnification Agreement for Directors and Officers

10.34††

Settlement and License Agreement effective as of October 25, 2017 by and among Organogenesis Inc., RESORBA Medical GmbH, and Advanced Medical Solutions Group plc (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement in Form S-4 (File No. 333-227090) filed with the SEC on October 9, 2018)

10.35	Amended and Restated Code of Ethics and Conduct of ORGO adopted on December 10, 2018

10.36	Controlling Stockholders Agreement dated as of December 10, 2018 by and among ORGO and the Controlling Entities

16.1	Letter to Securities and Exchange Commission from Marcum LLP, dated December 10, 2018

21.1	Subsidiaries of Organogenesis Holdings Inc.

99.1	Organogenesis Inc. Audited Financial Statements for the years ended December 31, 2016 and 2017

99.2	Organogenesis Inc. Unaudited Financial Statements for the nine months ended September 30, 2018

99.3	Nutech Medical Target Business Audited Financial Statements for the fiscal year ended December 31, 2016

99.4	Unaudited Pro Forma Financial Statements

99.5	Joint press release issued by AHPAC and Organogenesis on December 10, 2018

†                          Confidential treatment requested as to certain portions, which portions have been omitted and filed separately with the SEC.

††                   Confidential treatment granted as to portions of this Exhibit. The confidential portions of this Exhibit have been omitted and are marked by asterisks.

‡                          Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Organogenesis Holdings Inc.

By:	/s/ Timothy M. Cunningham
Name:	Timothy M. Cunningham
Title:	Chief Financial Officer

Date: December 11, 2018